UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________________________________________________
FORM 8-K
 _____________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 18, 2013

_____________________________________________________________
MAXWELL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)
_____________________________________________________________

Delaware	1-15477	95-2390133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3888 Calle Fortunada
San Diego, California 92123
(Addresses of principal executive offices, including zip code)
(858) 503-3300
(Registrant’s telephone number, including area code)
 _____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant
Resignation of Current Independent Registered Public Accounting Firm
McGladrey LLP (“McGladrey”) resigned as our independent registered public accounting firm on March 18, 2013.
McGladrey's reports on our financial statements for the years ended December 31, 2010 and December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, and McGladrey did not issue a report on our financial statements for the year ended December 31, 2012. However, on March 1, 2013, as discussed in our current report on Form 8-K filed with the Securities and Exchange Commission on March 7, 2013, the audit committee of our board of directors concluded that the previously issued financial statements contained in our annual report on Form 10-K for the year ended December 31, 2011, and all unaudited quarterly reports on Form 10-Q in 2011 and 2012 (collectively, the “Prior Periods”), as well our selected financial data for the related periods, should no longer be relied upon because of errors in those financial statements. In addition to the financial statements for the Prior Periods, related press releases furnished on current reports on Form 8-K, reports and stockholder communications describing our financial statements for the Prior Periods and the report of McGladrey related to the year ended December 31, 2011, should no longer be relied upon.
During our two most recent fiscal years ended December 31, 2011 and December 31, 2012 and through March 18, 2013, the date of McGladrey's resignation, we had no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to McGladrey's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.
In its letter to our audit committee dated March 18, 2013 in which it resigned as our independent registered public accounting firm, McGladrey identified the following reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K based on the results of our audit committee's special investigation into our revenue recognition practices during 2011 and 2012: (i) information had come to McGladrey's attention that led it to conclude that it could no longer rely on management's representations, (ii) there are material weaknesses in our internal control over revenue recognition and potentially, more broadly, in our overall control environment and (iii) they were unable to rely on information obtained directly from certain third parties.
Our audit committee discussed with McGladrey the reasons for its resignation, and we have authorized McGladrey to respond fully to the inquiries of our successor accountant concerning the subject matter addressed in its resignation letter.
We have provided McGladrey with a copy of the disclosures made in this current report on Form 8-K (this “Report”) prior to the time this Report was filed with the Securities and Exchange Commission. We requested that McGladrey furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with our statements made in this Report. A copy of McGladrey's letter dated March 19, 2013, is attached as Exhibit 16.1 hereto.
Engagement of New Independent Registered Public Accounting Firm
As of the date of this Report, our audit committee has not retained a new independent registered public accounting firm. We are in the process of selecting our new independent registered public accounting firm and will disclose the selection when made on a subsequent current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
16.1	Letter from McGladrey LLP to the Securities and Exchange Commission dated March 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

By:	/s/ Kevin S. Royal
Kevin S. Royal Chief Financial Officer

Date: March 19, 2013

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from McGladrey LLP to the Securities and Exchange Commission dated March 19, 2013.